Property, Plant and Equipment	6 Months Ended
Jun. 30, 2023
Property Plant And Equipment [Abstract]
Property, Plant and Equipment

Note 11. Property, Plant and Equipment

Acquisitions of Nonregulated Solar Projects

Other than the item discussed below, there have been no significant updates to acquisitions of solar projects by the Companies from those discussed in Note 10 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31, 2022.

In March 2023, Dominion Energy entered into an agreement to acquire the Foxhound solar development project in Virginia (reflected in Contracted Energy) with closing on the agreement expected in 2024. The project is expected to cost approximately $205 million, including the initial acquisition cost, and commence commercial operations in 2024 with a generating capacity of 83 MW. Dominion Energy expects to claim production tax credits on the energy generated and sold by the project. Dominion Energy anticipates that an impairment charge may be required upon closing given its expectation that it is more likely than not that the nonregulated solar generation projects within Contracted Energy will be sold before the end of their useful lives as described in Note 10 to the Consolidated Financial Statements in Dominion Energy’s Annual Report on Form 10-K for the year ended December 31, 2022.

Sale of Utility Property

In June 2022, Dominion Energy completed the sale of certain utility property in South Carolina, as approved by the South Carolina Commission in May 2022, for total cash consideration of $16 million. In connection with the sale, Dominion Energy recognized a gain of $16 million ($12 million after-tax), recorded in losses (gains) on sales of assets, in its Consolidated Statements of Income for the three and six months ended June 30, 2022.